EXHIBIT 99.1

MARCH 2 0 0 4 This presentation has been prepared by the management of J.B. POINDEXTER & CO., INC. and is based on or derived from information generally available to the public. No representation is made that it is accurate and complete. This presentation was made on the date hereof and J.B. POINDEXTER & CO., INC. does not assume any obligation to advise you of any material developments or to update the presentation to reflect such developments. This presentation has been prepared solely for information purposes and is not a solicitation or an offer to buy or sell any security or instrument. Lehman Brothers 2004 High Yield Bond Conference March 24, 2004 Orlando, Fl

Company overview J.B. POINDEXTER & CO., INC. FYE '03 sales1: $486.0MM FYE '03 EBITDA1: $36.0MM #1 manufacturer of truck bodies with 38% market share MIC Group (Magnetic Instruments Corp) EFP Corporation (Engineered Foam Plastics) Morgan FYE '03 sales: $223.2MM FYE '03 EBITDA: $18.8MM Specialty Manufacturing Group "SMG" FYE '03 sales: $54.9MM FYE '03 EBITDA: $4.5MM #2 manufacturer of step-vans with 37% market share Morgan Olson 2003PF sales1: $75.5MM 2003PF EBITDA1: $3.5MM #1 manufacturer of caps and tonneau covers for pickup trucks with 29% market share Truck Accessories Group "TAG" FYE '03 sales: $132.8MM FYE '03 EBITDA: $12.7MM SMG 1 Morgan Olson financials annualized to represent estimated full-year run rate 2

Company locations



TAG-Raider
Moose Jaw, SK
TAG-Raider
Drinkwater, SK
TAG-Sales
Clackamas, OR
TAG-Century
Elkhart, IN
MIC Group
Milwaukee, WI
TAG-Leer
Milton, PA
EFP Corp.
Elkhart, IN
TAG-Leer
Woodlands, CA
Morgan
Denver, CO
Morgan
Janesville, WI
Morgan
Morgantown, PA
EFP Corp
Gordonsville, TN
Morgan
Ephrata, PA
Morgan
Riverside, CA
Morgan
Ehrenberg, AZ
TAG (Sales)
Tulsa, OK
EFP Corp
Nashville, TN
TAG Corp./Leer
Elkhart, IN
Morgan
Corsicana, TX
Morgan
Atlanta, GA
EFP Corp
Decatur, AL
Morgan
Rydal, GA
MIC Group
Brenham, TX
TAG (Sales)
Houston, TX
Baton Rouge, LA
Morgan
Tampa, FL
JBPCO
Houston, TX
Morgan Trailer Mfg., Co.
Specialty Manufacturing Group
Truck Accessories Group

J.B. POINDEXTER & CO., INC. 3

Owner assumed daily leadership of business resulting in improved operating results Revitalized management at parent and subsidiaries Morgan and TAG presidents streamlined operations and improved profitability Reduction in headcount at all units (3,300 people in 2000 to 2,700 in 2003) Configuration of business is significantly changed (25% change to revenue) Positive outlook for J.B. Poindexter & Co. 4

Morgan Corporation Refrigerated Dry Freight/Consumer Rental Stake Body Specialty 5

2003 Market share1 Morgan Corporation overview Revenue and EBITDA ($ millions) Supreme 120 Mickey 50 Kidron 50 Others 55 Johnson 35 Morgan 190 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Largest manufacturer of Class 3 to 7 medium-duty commercial truck bodies in the U.S. with a 38% market share Majority of truck bodies are made to customer specification EBITDA Invisible Invisible Revenue Class 5-7 truck builds (000's) Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 1999 24.3 257.7 208 2000 13.4 235.3 152 2001 8.6 173.2 121 2002 7.9 148.4 114 2003 18.6 223.2 119 Total = $500mm1 1 Management estimates of class 3-7 truck sales 6

Morgan competitive strengths #1 market share Increasing volume, market share and pricing Scale to consistently supply the nation's largest truck fleet and leasing customers Preferred supplier to Penske with 20+ year relationship Designated as Penske "Supplier-of-the-year" for 2002 and 2003 Primary provider to Ryder with 20+ year relationship Supplying 100% of Ryder's truck bodies under a 3-year contract Reputation as highest-quality truck body manufacturer Majority of bodies produced to customer specification Comprehensive technological/engineering support Only ISO9001 supplier in the industry Protected from imports - uneconomical to transport truck bodies overseas 7

Best in class results LTM 12/31/03 ($ millions) 1 Includes cut-aways (class 1-2 trucks) and buses, which combined represent more than 40% of Supreme's total revenue 2 Non-operating items include $1.1 million gain from sale of buildings and a $2.2 million write-up of inventory 3 Morgan's SG&A includes an allocation of the parent company's SG&A expense that includes costs such as public company reporting expenses 1 8

Morgan industry dynamics and outlook Outlook for Class 5 - 7 truck sales is very strong Average vehicle life of 6 to 7 years leads to recurring revenues due to fleet replacement and maintenance requirements Sales driven by quality, delivery lead time, and price Ryder is showing signs of significantly greater capex spending Historically good proxy for industry spending Most capex is expected to come in the form of replacement truck body purchases as Ryder has extended the average life of its fleet in recent years1 1999 1734 73 2000 1289 46 2001 657 31 2002 600 15 2003 750 26 2004E 1175 34 2005E 1100 Morgan sales to Ryder vs. Ryder capex ($ millions, % growth) 25% -9% -49% -26% Note: Ryder capex data from public filings Column 1 Q1 84 Q2 66 Q3 55 Q4 70 Q1 66 Q2 40 Q3 30 Q4 39 Q1 33 Q2 22 Q3 20 Q4 30 Q1 37 Q2 25 Q3 23 Q4 46 Q1 52 Q2 41 Q3 35 Q4 72 Morgan order backlog by quarter Ryder capex Morgan sales to Ryder backlog ($mm) 2000 2001 2002 2003 1999 1 Source: Wall Street research 9

Upward trend in orders and backlog for Class 5 - 7 trucks Order Backlog Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 1/1/1997 33485 2/1/1997 37365 3/1/1997 38745 4/1/1997 41682 5/1/1997 41545 6/1/1997 45366 7/1/1997 46051 8/1/1997 45549 9/1/1997 45089 10/1/1997 46080 11/1/1997 51366 12/1/1997 57650 1/1/1998 64051 2/1/1998 70812 3/1/1998 76839 4/1/1998 83664 5/1/1998 87486 6/1/1998 88219 7/1/1998 89065 8/1/1998 92835 9/1/1998 86444 10/1/1998 87571 11/1/1998 89320 12/1/1998 95589 1/1/1999 95166 2/1/1999 93539 3/1/1999 80482 4/1/1999 73086 5/1/1999 67400 6/1/1999 66526 7/1/1999 68876 8/1/1999 70948 9/1/1999 78034 10/1/1999 76000 11/1/1999 76723 12/1/1999 72370 1/1/2000 61784 2/1/2000 58687 3/1/2000 57846 4/1/2000 53234 5/1/2000 46066 6/1/2000 41607 7/1/2000 43739 8/1/2000 42814 9/1/2000 44917 10/1/2000 46196 11/1/2000 43387 12/1/2000 42215 1/1/2001 45240 2/1/2001 47097 3/1/2001 42984 4/1/2001 40759 5/1/2001 37425 6/1/2001 36198 7/1/2001 38345 8/1/2001 36251 9/1/2001 35255 10/1/2001 33540 11/1/2001 35654 12/1/2001 36905 1/1/2002 38945 2/1/2002 37155 3/1/2002 34850 4/1/2002 32917 5/1/2002 30741 6/1/2002 28766 7/1/2002 27778 8/1/2002 28655 9/1/2002 27643 10/1/2002 26569 11/1/2002 26614 12/1/2002 25379 1/1/2003 25886 2/1/2003 26776 3/1/2003 26330 4/1/2003 25258 5/1/2003 23191 6/1/2003 22975 7/1/2003 24308 8/1/2003 27704 9/1/2003 30835 10/1/2003 30987 11/1/2003 32416 12/31/2003 36012 1/31/2004 38847 Order backlog (units) Source: ACT research By the close of 2003, orders for Class 5-7 trucks (demand) exceeded the build rate (supply) Backlog orders increased during the second half of 2003, signaling the end of the trough conditions The peak in 1999 suggests there is substantial upside From 2002 to 2003, Morgan's backlog increased by more than the overall industry, which demonstrates increasing market share 10

Morgan growth strategy Continue to gain domestic market share Enhance geographic customer reach Capitalize on recent acquisition of California based manufacturing facility to gain market share in the Western United States Explore opportunities to expand into population areas not currently serviced Continue to improve plant and sales force efficiency Explore mass customization principles to reduce cost of component manufacturing 11

Morgan Olson 12

2003 Market share1 Morgan Olson overview Utilimaster 92 Other 2 UCBC 32 Morgan Olson 74 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 #2 manufacturer of step-van bodies with 37% market share and a 50-year heritage Complements Morgan products to provide a complete offering of medium and light duty trucks Approximately $16 million per year in recurring revenue (20% of total) from service parts sales to existing customers Morgan Olson generated revenue and EBITDA of $34.6MM and $1.6MM for the five months ended 12/31/03 Total = $200mm1 1 Management estimates 13

Morgan Olson competitive strengths Positioned to regain dominant market position Improved quality Reduced delivery time History of supplying core customer base USPS, FedEx, UPS - top 3 accounts in the industry Opportunity to cross-sell to existing Morgan customers Centrally located manufacturing facility positions Company to supply customers from coast-to-coast State-of-the-art facilities provide superior operating efficiencies and a high level of vertical integration 14

Truck Accessories Group ("TAG") 15

TAG overview #1 manufacturer of caps and tonneau covers for pickup trucks in the U.S. and Canada combined, with a 29% market share Maintained relationships well in excess of 10 years with the majority of its top customers Industry's largest national distribution network of 1,200 independent cap and tonneau dealers 2003 Market share1 Revenue and EBITDA ($ millions) TAG 29 A.R.E. 13 Snug Top 7 Astro 5 Other 45 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 EBITDA Invisible Invisible Revenue Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 1999 9.8 126.2 2000 9 123.5 2001 12.5 125.3 2002 6 128.5 2003 12.7 132.7 Total = 608,685 units1 1 Management estimates 16

TAG competitive strengths #1 position in truck cap and tonneau market with 29% market share High value products promote strong brand awareness National network of 1,200 independent cap and tonneau dealers Strong direct sales relationship with Ford; F-series pickup is market leader Introduction of BoxTop brand tonneau covers produced exclusively for Ford Authorized Dealers Rapid turnaround of customer orders (7 to 10 days) Greatest number of manufacturing facilities - 3x nearest competitor Largest fleet of trucks and trailers for delivery to dealer network Large scale purchasing power provides for industry best pricing on key raw materials 17

Key elements of TAG's EBIT improvement Restructured TAG organization Reduced TAG corporate headcount by more than 30% Cut SG&A by $2.6 million per year Repositioned Leer tonneaus for profitability Resolved quality issues while reducing product cost Improved Leer operations Restructured product line to phase out low margin/low demand caps and tonneaus Implemented price increases (margin driven, intelligent option pricing, significant "catch-up" service parts increases) Heightened quality which decreased warranty and same-load-returns by 12% 18

% Pickup to Total Vehicle Line 2 Line 3 Pickup Unit Sales Total Vehicle Sales Stack 3 Stack 4 Stack 5 Stack 6 Stack 7 Stack 8 Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 1999 0.187 3446 14946 2000 0.181 3425 15470 2001 0.181 3383 15310 2002 0.176 3269 15260 2003 0.182 3305 14860 2004P 0.183 3422 15303 2005P 0.183 3495 15625 2006P 0.183 3565 15885 2007P 0.183 3616 16109 2008P 0.183 3667 16333 Standard and compact pickup truck sales U.S. and Canadian truck sales Source: The Monthly Autocast report Pickup truck and total vehicle unit sales (000s) Pickup truck to total vehicle unit sales (%) 18,392 18,895 18,693 18,529 18,165 18,725 19,120 19,450 19,725 20,000 19

TAG business strategy Revenues directly correlated to new pickup truck and consumer durables sales Increase market penetration through greater brand differentiation Strengthen distributor base and product distribution Continue to implement operational improvements Continued strength in domestic market as new pickup truck model introductions support growth 20

Specialty Manufacturing Group "SMG" SMG 21

% of revenue FYE 2003 Specialty Manufacturing Group overview Revenue and EBITDA ($ millions) MIC 33115 EFP 21821 Other Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 SMG's MIC Group subsidiary manufactures precision metal parts for the oilfield services, automotive, small engine manufacturing, aircraft components and power generation industries SMG's EFP Corporation subsidiary sells expandable foam plastics used as packaging material to the automotive, electronics, furniture, appliances and consumer products industries EBITDA Invisible Invisible Revenue Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 1999 4.5 46.6 2000 11.7 68.3 2001 11 64.1 2002 7 54 2003 4.5 54.9 Total = $54.9mm 22

Financial overview 23

Morgan TAG SMG Morgan Olson Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 1999 257.7 126.2 46.6 2000 235.3 123.5 68.3 2001 173.2 125.3 64.1 2002 148.4 128.5 54 2003PF 223.2 132.8 54.9 75.5 1 Morgan Olson financials annualized to represent estimated full-year run rate Consolidated revenue ($ millions) Consolidated EBITDA ($ millions) Revenue and EBITDA overview 1 $430 $427 $363 $331 $486 1 24

Capex overview Capex spending has been reduced to maintenance levels across all operating segments JBPCO Morgan Olson Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 1999 8.185 2000 12.681 2001 8.492 2002 5.477 2003PF 4.003 0.1 Capex ($ millions) $0.1 25

Recent results Two Months ended February ($ millions) On a comparable year to date basis, net sales and EBITDA increased by 31% and 70% respectively in February 2004 as compared to February 2003 JBPCO, including Morgan Olson, increased net sales and EBITDA by 54% and 86% respectively in February 2004 as compared to February 2003 26

Strong pro forma credit statistics $ millions 1 Pro forma for 6.5 months of Morgan Olson results annualized to represent estimated full-year run rate and Senior Notes offering Sources ($ millions) Uses ($ millions) 27

Significant free cash flow and liquidity The high yield offering will enhance overall liquidity 1 Pro forma includes Morgan Olson results annualized to represent estimated full-year run rate 2 Cash taxes in 2003 and 2004 are reduced from the utilization of an NOLs 3 Facility size of $30 million with estimated $5.0 million of letters of credit outstanding at closing 28